UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21840

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Derek Mullins

Secretary and Assistant Treasurer

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303 228-2200

Date of fiscal year end: December 31

Date of reporting period: September 30, 2007

Item 1 – Schedule of Investments.

STATEMENT OF INVESTMENTS

September 30, 2007 (Unaudited)

Dividend Capital Strategic Global Realty Fund

		Rating Moody’s/S&P	Shares	Market Value
COMMON STOCK	21.74%
Health Care	2.16%
Medical Properties Trust, Inc.			205,000	$2,730,600

Hotels	1.78%
Ashford Hospitality Trust, Inc.			225,000	2,261,250

Mortgage - Commercial	3.93%
iStar Financial, Inc.			146,600	4,982,934

Real Estate Operators & Developers	0.87%
Franshion Properties China Ltd.- Hong Kong			1,835,000	859,214
Sino-Ocean Land Holdings Ltd.- Hong Kong			173,000	244,795

				1,104,009

Specialty Finance	13.00%
Arbor Realty Trust, Inc.			88,000	1,662,320
Gramercy Capital Corp.			236,000	5,940,120
JER Investors Trust, Inc.			295,000	3,672,750
NorthStar Realty Finance Corp.			522,000	5,183,460

				16,458,650

TOTAL COMMON STOCK
(Cost $31,979,442)				27,537,443

PREFERRED STOCK	36.22%
Apartments	1.80%
BRE Properties, Inc.
Series C, 6.750%		Baa3/BBB-	85,000	1,909,950
Series D, 6.750%		Baa3/BBB-	16,600	368,354

				2,278,304

Diversified/Miscellaneous	2.11%
Vornado Realty Trust:
Series F, 6.750%		Baa3/BBB-	109,000	2,426,340
Series I, 6.625%		Baa3/BBB-	11,000	244,200

				2,670,540

Hotels	10.09%
Ashford Hospitality Trust, Inc., Series D, 8.450%		NR/NR	264,000	6,151,200
Hospitality Properties Trust, Series C, 7.000%		Baa3/BB+	34,447	749,222
LaSalle Hotel Properties:
Series D, 7.500%		NR/NR	76,400	1,736,572
Series E, 8.000%		NR/NR	10,000	245,200
Series G, 7.250%		NR/NR	27,500	610,775
Strategic Hotels & Resorts, Inc.
Series B, 8.250%		NR/NR	74,530	1,785,739
Series C, 8.250%		NR/NR	12,000	284,400
Sunstone Hotel Investors, Inc., Series A, 8.000%		NR/NR	51,400	1,215,610

				12,778,718

Industrial	0.43%
AMB Property Corp., Series M, 6.750%		Baa2/BBB-	23,500	540,735

Mortgage - Commercial	5.83%
iStar Financial, Inc.:
Series F, 7.800%		Ba1/BB+	80,000	1,822,400
Series I, 7.500%		Ba1/BB+	62,000	1,359,040
Newcastle Investment Corp., Series D, 8.375%		NR/NR	200,000	4,200,000

				7,381,440

Net Lease	2.38%
Entertainment Properties Trust, Series B, 7.750%		NR/NR	40,000	958,800
Lexington Realty Trust, Series D, 7.550%		NR/NR	12,800	299,136
Realty Income Corp., Series E, 6.750%		Baa2/BBB-	75,000	1,762,500

				3,020,436

Office - Central Business District	2.57%
SL Green Realty Corp., Series C, 7.625%		NR/NR	133,200	3,256,740

Office - Suburban	5.24%
BioMed Realty Trust, Inc., Series A, 7.375%		NR/NR	110,000	2,557,500
Digital Realty Trust, Inc., Series B, 7.875%		NR/NR	50,000	1,215,000
Kilroy Realty Corp., Series F, 7.500%		NR/NR	120,000	2,863,200

				6,635,700

Regional Malls	2.26%
CBL & Associates Properties, Inc., Series C, 7.750%		NR/NR	30,000	742,500
Glimcher Realty Trust, Series G, 8.125%		B1/B	90,400	2,126,208

				2,868,708

Shopping Centers	0.40%
Regency Centers Corp., Series C, 7.450%		Baa3/BBB-	20,500	501,225

Specialty Finance	2.41%
Gramercy Capital Corp., Series A, 8.125%		NR/NR	80,000	1,800,800
NorthStar Realty Finance Corp.,
Series A, 8.750%		NR/NR	39,500	849,250
Series B, 8.250%		NR/NR	20,000	400,000

				3,050,050

Storage	0.70%
Public Storage, Inc., Series M, 6.625%		Baa1/BBB+	40,000	886,000

TOTAL PREFERRED STOCK
(Cost $48,996,822)				45,868,596

			Principal Amount
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS	7.36%
Morgan Stanley Capital I 2007-SRR4,
Series G, 7.624%, 06/20/2016 (1) (2) (3) (4)		NR/BBB	$5,750,000	4,105,500
Gramercy Real Estate CDO, 6.000%, 08/15/2016
Series 2007-1A, Class GFX (1) (2) (3) (4)		NR/BBB	2,000,000	1,527,062
Series 2007-1A, Class HFX (1) (2) (3) (4)		NR/BBB-	5,150,000	3,683,131

TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS
(Cost $11,648,824)				9,315,693

U.S. GOVERNMENT OBLIGATIONS	27.59%
U.S. Treasury Notes, 3.545%, 10/18/2007 (5)			35,000,000	34,941,409

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $34,941,409)				34,941,409

REPURCHASE AGREEMENTS	14.83%
State Street Bank & Trust Co., dated 9/28/2007, 3.250%, due 10/01/2007, proceeds $18,510,000; collateralized by Federal Home Loan Bank Bond, 5.800%, 09/02/2008, valued at $18,778,430 including accrued interest.			18,776,307	18,776,307

TOTAL REPURCHASE AGREEMENTS
(Cost $18,776,307)				18,776,307

Total Investments	107.74%			136,439,448
(Cost 146,342,804)
Liabilities in Excess of Other Assets	(7.74)%			(9,796,593)

NET ASSETS	100.00%			126,642,855

Footnotes to Statement of Investments:

(1)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of September 30, 2007, the value of these securities amounted to $9,315,693 or 6.83% of total investments.

(2)	This security has been valued at fair values determined in good faith by or under the direction of the Fund’s Board of Trustees.
(3)	This security is considered illiquid by the Adviser.
(4)

The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.

(5)	A portion of the principal value of this security is pledged as collateral for swap agreements.

See accompanying Notes to Quarterly Statement of Investments.

Open Interest Rate Swap Contracts as of September 30, 2007

Counterparty	Termination Date	Underlying Notional (local currency)	Fixed Rate Paid by the Fund at 9/30/2007	Floating Rate Received by the Fund at 9/30/2007		Net Interest Receivable	Unrealized Appr/Depr ($USD)
Royal Bank of Canada	8/30/2012	26,000,000 CAD	4.85%	4.91	%*	$1,429	($142,634)
Deutsche Bank	10/4/2012	3,600,000,000 JPY	1.45%	1.15	%**	—	—

Total							($142,634)

*	Based on three-month CDOR (Canadian Interbank Offered Rate).
**	Based on one-month TIBOR (Tokyo Interbank Domestic Yen Offered Rate)

Open Total Return Swap Contracts (“TRS”) ** as of September 30, 2007

Counter Party Contract Type	Termination Date	Notional Shares	Underlying Notional (local currency)	Underlying Notional ($USD)	Unrealized Appr/Depr ($USD)
Deutsche Bank
Ascendas Real Estate Investment Trust TRS	7/12/2010	2,517,000	7,851,339 SGD	$5,285,318	($659,663)
Ascott Residence Trust TRS	7/12/2010	1,668,000	3,356,795 SGD	2,259,707	(126,284)
CapitaMall Trust TRS	7/12/2010	820,000	3,326,078 SGD	2,239,029	(86,219)
CDL Hospitality Trusts TRS	7/12/2010	1,351,000	3,487,952 SGD	2,347,999	(256,245)
Champion Real Estate Investment Trust TRS	7/12/2010	5,934,000	28,087,320 HKD	3,613,051	(239,140)
DA Office Investment Corporation TRS	7/12/2010	520	409,943,676 JPY	3,568,917	(155,519)
Frasers Centrepoint Trust TRS	7/12/2010	1,977,000	3,477,893 SGD	2,341,227	(265,078)
Japan Hotel and Resort, Inc. TRS	7/12/2010	811	515,659,773 JPY	4,489,268	(916,674)
Japan Logistics Fund, Inc. TRS	7/12/2010	230	276,140,038 JPY	2,404,040	(631,960)
Japan Real Estate Investment Corporation TRS	7/12/2010	373	542,304,671 JPY	4,721,235	(239,974)
Japan Retail Fund Investment Corporation TRS	7/12/2010	380	417,200,211 JPY	3,632,092	(323,860)
Kenedix Realty Investment Corporation TRS	7/12/2010	460	411,595,068 JPY	3,583,294	(379,533)
Nippon Building Fund, Inc. TRS	7/12/2010	320	557,724,060 JPY	4,855,474	(203,056)
Nippon Residential Investment Corporation TRS	7/12/2010	660	466,258,344 JPY	4,059,185	(238,178)
Sunlight Real Estate Investment Trust TRS	7/12/2010	11,250,000	25,628,965 HKD	3,296,818	17,177

Royal Bank of Canada			(CAD$)
Allied Properties Real Estate Investment Trust TRS	7/16/2012	131,000	2,812,989	2,828,120	78,602
Artis Real Estate Investment Trust TRS	7/16/2012	151,000	2,619,790	2,633,881	59,267
Artis Real Estate Investment Trust TRS	7/16/2012	49,000	833,015	837,495	36,440
Calloway Real Estate Investment Trust TRS	7/16/2012	88,300	2,311,429	2,323,862	(123,131)
Canadian Apartment Properties Real Estate Investment Trust TRS	7/16/2012	180,000	3,523,662	3,542,615	(86,123)
Chartwell Senior Housing Real Estate Investment Trust TRS	7/16/2012	148,000	2,319,944	2,332,423	(427,833)
H&R Real Estate Investment Trust TRS	7/16/2012	127,000	3,044,787	3,061,164	(22,306)
Northern Property Real Estate Investment Trust TRS	7/16/2012	117,000	2,707,790	2,722,354	30,172
Primaris Retail Real Estate Investment Trust TRS	7/16/2012	115,000	2,279,036	2,291,294	(150,038)
RioCan Real Estate Investment Trust TRS	7/16/2012	150,000	3,766,455	3,786,714	(39,165)

Total		26,777,054		$79,056,576	($5,348,321)

**	For each total return swap contract, the Fund receives the total return and dividend income on the underlying security and pays a floating rate based on local interest rates plus a spread.

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

September 30, 2007 (Unaudited)

Dividend Capital Strategic Global Realty Fund

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Dividend Capital Strategic Global Realty Fund is a newly organized non-diversified, closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by a Certificate of Trust dated December 30, 2005 and amended March 15, 2007. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 30, 2005
Initial Capitalization Date	June 13, 2007
Amount of Initial Capitalization	$100,008
Common Shares Issued at Capitalization	5,236
Common Shares Authorized	Unlimited
Public Offering Date	June 27, 2007

Security Valuation:

Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Non-exchange traded foreign securities (including debt) are valued at a price provided by a pricing service or at the mean value between the bid and asked prices.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

Security Valuation (continued):

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of September 30, 2007, securities which have been fair valued represented 7.36% of the Fund’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at the time of purchase, existence and anticipated timeframe of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Risk of Concentration:

Because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with investors, the Fund could underperform funds that have greater industry diversification.

Foreign Securities:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying collateral at not less than the repurchase proceeds due the Fund.

Distributions to Shareholders:

The Fund intends to make a level dividend distribution each month to shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of the distributions paid by the Fund may be reclassified to return of capital and long-term capital gains upon the final determination of the Fund’s taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investments with Off Balance Sheet Risk:

The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.

2. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

At September 30, 2007 the cost of investments and net unrealized depreciation for federal income tax purposes were as follows:

Aggregate tax cost	$146,342,804
Gross unrealized appreciation	447,534
Gross unrealized depreciation	(10,350,890)

Net unrealized depreciation	($9,903,356)

Item 2 – Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

By:	/s/ David W. Agostine
David W. Agostine
President

Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David W. Agostine
David W. Agostine
President (principal executive officer)

Date:	November 29, 2007

By:	/s/ Jeffrey Taylor
Jeffrey Taylor
Treasurer (principal financial officer)

Date:	November 29, 2007